Alliance Resource Partners, L.P. Alliance Holdings GP, L.P. Wachovia Capital Markets Pipeline & MLP Symposium December 9, 2008 Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
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This presentation contains forward-looking statements and information that are based on the beliefs of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and
those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them. When used in this presentation, words such as
“anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,”
and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the
Partnerships nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Outlook for coal

Macro Coal Dynamics
Macro Coal Dynamics
Liquidity Crunch
Hedge fund deleveraging
Financial coal traders exiting the market
Reduced capital availability
Instinct to preserve capital countered by….
Anticipated 2009-2010 cash flow surge
Alternative energy investments
Demand Destruction
China, India and global economic slowdown
Domestic energy consumption
Natural gas competition mitigated by….
Base load nature of Coal
Recessionary Pressures
Hyperinflation has been arrested
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Macro Coal Dynamics
Macro Coal Dynamics
Obama and a Democratic Congress
Positives
Acknowledged importance of Coal
Generates ~50% of U.S. electricity
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Employees hundreds of thousand of Americans
Provides millions in tax revenues to coal states
America’s most abundant low-cost fuel source
Economic stimulus & commitment to U.S. jobs
Infrastructure investments will increase energy demand
Investment in Clean Coal technology
Negatives
Challenging legislative/regulatory landscape
Climate Change – Cap & Trade? Structure?
Union influence – Card Check
New MSHA
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(1)  Energy Information Administration

Domestic Coal Supply Outlook
Domestic Coal Supply Outlook
Short Term Supply – Will Be Lower
Reduced investment capital & credit capacity
Lack of equipment availability
MSHA – productivity declines
Permitting delays and litigation
Labor shortages are still a factor
High cost operations at risk
International production constraints continue
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Long Term Supply
Governmental action
Depletion of low cost reserves

Domestic Coal Demand Outlook
Domestic Coal Demand Outlook
Short Term Demand – Lower Due to
Worldwide Economic Downturn
Met market
Steel production cuts
Coal prices – U.S. vs. Australian production
U.S. currency value
PCI market
Steam coal
Natural gas competition
Stockpiles are normal?
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Domestic Coal Demand Outlook
Domestic Coal Demand Outlook
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Long Term Demand
Positives
29 new U.S. coal-fired power plants (16.5GW) under construction
Plug-in Hybrids
Economic stimulus programs – U.S. $700B / China $300B
Met market will return
U.S. currency will reverse
BTU conversion – coal to gas / liquids
Clean coal technology
Negatives
Climate change
Renewable energy standard
Conservation/energy efficiency – smart meters, save a watt
programs…
Natural gas competition – price/demand volatility, depletion, capital constraints
(1)  U.S. Department of Energy, “Tracking New Coal-Fired Power Plants”, June 2008
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Summary – Summary – Domestic Coal Outlook Domestic Coal Outlook Despite challenges…. Coal has been and is best positioned to remain the Cornerstone of America’s Electric Energy Future 9 9

Outlook for Alliance

Alliance Snapshot
Alliance Snapshot
Fifth largest coal producer in
the eastern United States
Eight underground mining
complexes in all major
eastern coal producing
regions
Four significant organic
development projects in the
growing Illinois Basin and
Northern Appalachia coal
markets
Marketable coal reserves of ~
713 million tons at 12/31/07
FY2008 estimated coal sales
of 26.8 to 27.3 million tons
and revenue of $1.03 to $1.1
billion
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Illinois Illinois
Indiana Indiana
Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
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Current Mining Operation
Future Growth Project Transfer Terminal
Pattiki Complex
River View Complex
Dotiki Complex
Mount Vernon
Transfer Terminal
Warrior Complex
Hopkins Complex
Gibson Complex
Pontiki Complex
MC Mining Complex
Tunnel Ridge Complex
Penn Ridge Complex
Mettiki Complex
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Consistent Track Record of Distribution
Consistent Track Record of Distribution
Growth
Growth
ARLP has increased distributions 40% since June 2006
AHGP has increased distributions 81% since June 2006
Source:  Public filings
ARLP ARLP
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AHGP AHGP
$2.24
$2.34 $2.34
$2.64
$2.80
$2.00
$2.16 $2.16
$2.24
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
$1.06
$1.15 $1.15
$1.41
$1.56
$0.86
$1.00 $1.00
$1.06
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75

Strong Realized Coal Price Growth
Strong Realized Coal Price Growth
$20.00
$30.00
$40.00
$50.00
$60.00
2008(e) 2009(e) 2010(e)
`
(1) Based on guidance from October 27, 2008 earnings release.  For 2008, estimate reflects midpoint of guidance. For 2009 estimate, the guidance range reflects an increase of 25% - 35% over the midpoint of 2008 estimated pricing.  For 2010 estimate, the guidance range reflects an increase of 40% - 50% over the midpoint of 2008 estimated pricing.
Estimated Coal Sales Price/Ton
(1)
Strong Coal Sales Commitments
$59.72
$55.74
$53.74
$49.76
$39.81
Committed and priced coal
sales
• 2009 ~ 90%
• 2010 ~ 80%
Executed agreements during
2008Q3 for 22.9 million tons
• Terms up to 10 years
• Prices 65% above
historical levels
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Alliance’s Long Term Growth Strategy
Alliance’s Long Term Growth Strategy
Capitalize on the expected strong demand growth
in scrubber quality coal
Continue to be a disciplined producer - project
developments tied to sales commitments
Continuous focus on safety and operational
optimization
Pursue opportunistic acquisitions
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Large Inventory of Organic Growth Projects
Large Inventory of Organic Growth Projects
Permitting in progress
Estimated capital cost ~ $265 – $285 million
Estimated reserves ~ 70 million tons high sulfur coal
Production capacity ~ 6 million tons/year
Initial production in 2010Q4
Tunnel Ridge
Initiating permitting process
Estimated capital cost ~ $165 – $175 million
Estimated reserves ~ 57 million tons high sulfur coal
Production capacity ~ 5 million tons/year
Initial production in 2011 – 2013
Penn Ridge
Constructing slope and shaft
Estimated capital cost ~ $250 – $275 million
Estimated reserves ~ 117 million tons high sulfur coal
Production capacity ~ 6.4 million tons/year
Initial production in 2009Q4
River View
Permitting in progress
Estimated capital cost ~ $100 – $110 million
Estimated reserves ~ 83 million tons medium sulfur coal
Production capacity ~ 2.7 – 3.1 million tons/year
Initial production in 2010 – 2012
Gibson South
Illinois Illinois
Indiana Indiana Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Note:  Estimated capital costs are based on 2007 dollars and exclude capitalized development and interest expenses.  Timing of anticipated initial production dependent upon obtaining  required permits and customer contracts.
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Strong Balance Sheet
Strong Balance Sheet
Strong Balance Sheet
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Net Debt as Percentage of
Capitalization
2003YE 2004YE 2005YE 2005YE 2006YE 2006YE 2007YE
92.1%
64.3%
34.1%
30.1%
32.5%
Source:  Public filings
24.1%
2008Q3
$350 million private placement of
Senior Notes completed 06/26/08
• $205 million at 6.28% due 2015
• $145 million at 6.72% due 2018
Existing $150 million revolving
credit facility expires in 2012
Liquidity of ~$380 million available
at 2008Q3
Current debt obligation of $18
million
Visible cash flow growth

Alliance Resource Partners, L.P. Alliance Holdings GP, L.P. Wachovia Capital Markets Pipeline & MLP Symposium December 9, 2008